UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

January 31, 2013

Semi-Annual

Repor t

Western Asset

High Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Fund

Fund objective

The Fund seeks high current income.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset High Income Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Fund for the six-month reporting period ended January 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

At its February 2013 meeting, the Legg Mason Partners Income Trust Board approved a number of changes to the Fund. Effective February 15, 2013, the Fund’s Class A sales charge structure was revised to match that of other short-focused fixed income funds in the Legg Mason funds complex. Additionally, effective May 1, 2013, the Fund will be renamed Western Asset Short Duration High Income Fund.

In connection with the new name of the Fund, effective May 1, 2013, certain additional changes, including the following, will also take effect:

•	the Fund’s 80% investment policy will be revised to include a broader reference to investments in high yield debt;

•	the types of securities in which the Fund may invest will be supplemented to include shorter duration high-yield instruments as well as adjustable-rate bank loans, among others;

•	the management fee paid by the Fund, and as a result total annual fund operating expenses, will be reduced;

•	the Fund’s Class I shares will be open to purchases by new investors and incoming exchanges; and

•	the Fund’s benchmark index will be changed.

For more information regarding these and other changes, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we

Western Asset High Income Fund	III

accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 28, 2013

IV	Western Asset High Income Fund

Investment commentary

Economic review

While the U.S. economy continued to grow over the six months ended January 31, 2013 (the “reporting period”), it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s second estimate showed that fourth quarter GDP growth was a tepid 0.1%. Decelerating growth was largely driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.2%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then fluctuated between 7.8% and 7.9% over the next four months and ended the reporting period at 7.9%. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 38.1% of the 12.3 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.4% on a seasonally adjusted basis in January 2013 versus the previous month and they were 9.1% higher than in January 2012. In addition, the NAR reported that the median existing-home price for all housing types was $173,600 in January 2013, up 12.3% from January 2012. This marked the eleventh consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 4.9% in January, which represents a 4.2 month supply at the current sales pace. This represents the lowest inventory since April 2005.

The manufacturing sector appeared to overcome a soft patch that occurred in the summer of 2012, only to experience another setback in November 2012. However, it then improved late in the period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, prior to the beginning of the reporting period. This represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded over the next two months, with the PMI increasing to 53.1 in January 2013, its best reading since April 2012.

Western Asset High Income Fund	V

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its June 2012 meeting, prior to the beginning of the reporting period, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Q. Did Treasury yields trend higher or lower during the six months ended January 31, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.23%. It rose as high as 0.32% on October 22 and hit a trough of 0.22% on August 31. The two-year Treasury ended the period at 0.27%. The yield on the ten-year Treasury began the period at 1.51%, its low over the six months ended January 31, 2013. Ten-year Treasuries peaked at 2.03% in late January and ended the period at 2.02%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff.” However, overall the spread sectors outperformed equal duration Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended January 31, 2013, the Barclays U.S. Aggregate Indexv returned -0.28%.

Q. How did the high-yield market perform over the six months ended January 31, 2013?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, posted positive returns during all six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. All told, the high-yield market gained 7.37% for the six months ended January 31, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Despite weakening at the end of the reporting period, the asset class generated solid results during the six months ended January 31, 2013. The asset class moved higher during five of the six months of the period given generally solid investor risk

VI	Western Asset High Income Fund

Investment commentary (cont’d)

appetite. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 4.56% over the six months ended January 31, 2013.

Performance review

For the six months ended January 31, 2013, Class A shares of Western Asset High Income Fund, excluding sales charges, returned 9.24%. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 7.37% for the same period. The Lipper High Yield Funds Category Average1 returned 7.14% over the same time frame.

Performance Snapshot as of January 31, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset High Income Fund:
Class A	9.24%
Class B2	8.99%
Class C	8.82%
Class C1♦	8.96%
Class I	9.34%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	7.37%
Lipper High Yield Funds Category Average[1]	7.14%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended January 31, 2013 for Class A, Class B, Class C, Class C1♦ and Class I shares were 5.63%, 5.33%, 5.12%, 5.41% and 6.09%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 28, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1♦ and Class I shares were 1.03%, 1.67%, 1.86%, 1.47%, and 0.75%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.05% for Class A shares, 1.80% for Class C shares and 0.90% for Class I shares. These expense limitation arrangements cannot be

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 553 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

Western Asset High Income Fund	VII

terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 28, 2013

RISKS: The Fund invests in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset High Income Fund 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of January 31, 2013 and July 31, 2012 and does not include derivatives, such as futures contracts, swap contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

2	Western Asset High Income Fund 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2012 and held for the six months ended January 31, 2013, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	9.24%	$1,000.00	$1,092.40	0.97%	$5.12	[3]	Class A	5.00%	$1,000.00	$1,020.32	0.97%	$4.94
Class B	8.99	1,000.00	1,089.90	1.54	8.11	[3]	Class B	5.00	1,000.00	1,017.44	1.54	7.83
Class C	8.82	1,000.00	1,088.20	1.74	9.11	[4]	Class C	5.00	1,000.00	1,016.43	1.74	8.84
Class C1♦	8.96	1,000.00	1,089.60	1.44	7.58	[3]	Class C1♦	5.00	1,000.00	1,017.95	1.44	7.32
Class I	9.34	1,000.00	1,093.40	0.77	4.06	[3]	Class I	5.00	1,000.00	1,021.32	0.77	3.92

[1]	For the six months ended January 31, 2013, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

Western Asset High Income Fund 2013 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Income	— Western Asset High Income Fund

4	Western Asset High Income Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
EMIG	— Emerging Markets Investment Grade Credit
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Income	— Western Asset High Income Fund

Western Asset High Income Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2013

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 88.7%
Consumer Discretionary — 16.8%
Auto Components — 1.0%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	3,370,000		$3,521,650
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	3,170,000		3,265,100	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	448,278	(a)
Total Auto Components					7,235,028
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,090,000		1,215,350
Escrow GCB General Motors	—	—	2,105,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	4,520,000		0	*(b)(c)(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		581,400	(a)
Total Automobiles					1,796,750
Diversified Consumer Services — 1.2%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	1,340,000		1,467,300	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,040,000		1,151,800
ServiceMaster Co., Senior Notes	8.000%	2/15/20	2,410,000		2,566,650
ServiceMaster Co., Senior Notes	7.000%	8/15/20	140,000		142,800	(a)
Sotheby’s, Senior Notes	5.250%	10/1/22	2,520,000		2,601,900	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	460,000		494,500
Total Diversified Consumer Services					8,424,950
Hotels, Restaurants & Leisure — 5.4%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	1,200,000		1,278,000	(a)
Ameristar Casinos Inc., Senior Notes	7.500%	4/15/21	500,000		546,250
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,271,613		1,159,027	(a)(b)(c)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	340,000		355,300
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,990,000		2,029,800	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	3,274,000		2,922,045
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	500,000		452,500
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	1,770,000		1,809,825	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,920,000		3,270,400
CCM Merger Inc., Senior Notes	9.125%	5/1/19	2,230,000		2,246,725	(a)

See Notes to Financial Statements.

6	Western Asset High Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,180,000	$1,312,750	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,390,000	1,217,987	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,780,000	1,860,100	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	911,000	988,435	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,198,388	1,306,243	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,560,000	1,560,000	(a)(b)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	430,000	473,000	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	3,310,000	3,334,825	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	3,503,000	3,870,815
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,770,000	2,008,950
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	350,000	379,750	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,060,000	2,193,900
Snoqualmie Entertainment Authority, Senior Secured Notes	4.476%	2/1/14	1,130,000	1,130,000	(a)(f)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	190,000	202,350
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	120,000	127,800	(a)
Total Hotels, Restaurants & Leisure				38,036,777
Household Durables — 0.6%
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	1,450,000	1,450,106
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.000%	2/1/23	680,000	697,000	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,970,000	2,117,750	(a)
Total Household Durables				4,264,856
Internet & Catalog Retail — 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,360,000	1,504,514
Media — 6.5%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	480,000	526,800
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,260,000	1,352,925
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,920,000	3,292,300
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	2,120,000	2,369,100
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	2,680,000	2,144,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,700,000	1,819,000	(a)

See Notes to Financial Statements.

Western Asset High Income Fund 2013 Semi-Annual Report	7

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	600,000	$636,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	890,000	934,500
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	130,000	135,200
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	7,620,000	8,610,600
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	118,387
DISH DBS Corp., Senior Notes	5.875%	7/15/22	2,200,000	2,348,500
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	235,000	263,200
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	1,390,000	1,469,925	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	2,120,000	2,263,100
LBI Media Inc., Senior Secured Notes	10.000%	4/15/19	1,450,000	1,363,000	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	3,400,000	3,485,000	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	4.500%	10/1/20	1,990,000	1,970,100	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,360,000	1,380,400	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	460,000	485,300	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	710,000	772,125	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	3,600,000	3,780,000	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,925,000	2,184,875	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	1,850,000	1,984,125	(a)
Virgin Media Finance PLC, Senior Notes	4.875%	2/15/22	540,000	541,350
Total Media				46,229,812
Multiline Retail — 0.4%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	340,000	341,700
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	1,210,000	1,210,000	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,165,000	1,179,563
Total Multiline Retail				2,731,263
Specialty Retail — 1.1%
American Greetings Corp., Senior Notes	7.375%	12/1/21	70,000	71,663
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	920,000	966,000	(a)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	2,050,000	2,060,250	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,640,000	2,494,800
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	350,000	362,687	(a)(e)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,570,000	1,703,450	(a)
Total Specialty Retail				7,658,850

See Notes to Financial Statements.

8	Western Asset High Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	790,000	$851,225	(a)
Total Consumer Discretionary				118,734,025
Consumer Staples — 2.0%
Food Products — 1.2%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,320,000	1,334,850	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	580,000	625,675	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	2,420,000	2,698,300
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,690,000	2,609,300	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	870,000	904,800	(a)
Total Food Products				8,172,925
Household Products — 0.3%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	990,000	1,022,175	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	490,000	522,463	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	810,000	876,825	(a)
Total Household Products				2,421,463
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	3,280,000	3,501,400
Total Consumer Staples				14,095,788
Energy — 18.1%
Energy Equipment & Services — 2.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	840,000	917,700
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	1,010,000	1,078,175
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	1,600,000	1,660,000	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	630,000	700,875	(a)
Hercules Offshore Inc., Senior Secured Notes	7.125%	4/1/17	800,000	858,000	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	4,345,000	4,736,050	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,240,000	1,252,400
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	230,000	231,150	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,050,000	1,126,125
Oil States International Inc., Senior Notes	5.125%	1/15/23	2,020,000	2,050,300	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,280,000	1,388,800
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,080,000	1,182,600	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,510,000	1,687,425
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	735,000	799,313
Total Energy Equipment & Services				19,668,913

See Notes to Financial Statements.

Western Asset High Income Fund 2013 Semi-Annual Report	9

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 15.3%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,300,000	$1,295,125
Arch Coal Inc., Senior Notes	8.750%	8/1/16	2,780,000	2,870,350
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,270,000	1,152,525
Arch Coal Inc., Senior Notes	9.875%	6/15/19	30,000	31,275	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	680,000	717,400	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,460,000	1,458,175	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	940,000	994,050
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,760,000	3,046,350
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,010,000	1,114,787
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	760,000	853,100	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,020,000	1,065,900
Chesapeake Energy Corp., Senior Notes	9.500%	2/15/15	490,000	557,375
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	750,000	758,437
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	990,000	1,091,475
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,860,000	1,999,500
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	450,000	478,125
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	2,320,000	2,476,600
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	1,290,000	1,283,550	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,770,000	1,889,475
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,060,000	1,150,100
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,290,000	1,431,900
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,500,000	2,718,750
Continental Resources Inc., Senior Notes	7.125%	4/1/21	305,000	346,175
Continental Resources Inc., Senior Notes	5.000%	9/15/22	5,850,000	6,259,500
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,982,682	2,445,799	(a)(b)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,590,000	1,715,212
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	530,000	557,825	(a)
CVR Refining LLC/Coffeyville Finance Inc., Senior Secured Notes	6.500%	11/1/22	1,340,000	1,356,750	(a)

See Notes to Financial Statements.

10	Western Asset High Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,275,000	$1,428,000
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	410,000	480,440
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	760,000	879,700
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	2,195,000	2,515,938	(f)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	1,460,000	1,478,250	(a)(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,250,000	1,190,625
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	4,610,000	5,071,000	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	740,000	804,750	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,820,000	2,038,400
Kodiak Oil & Gas Corp., Senior Notes	5.500%	1/15/21	1,020,000	1,028,925	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,380,000	1,449,000	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,200,000	1,260,000	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	754,000	821,860
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,131,000	1,232,790
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	2,920,000	2,909,050
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,310,000	1,382,050	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,850,000	1,937,875	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,710,000	1,282,500
Newfield Exploration Co., Senior Notes	5.625%	7/1/24	1,190,000	1,282,225
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	670,000	262,975	(g)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,930,000	1,135,375	(g)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,790,000	1,870,550	(a)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,400,000	1,480,500
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,400,000	1,515,500
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	220,000	239,800
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	720,000	797,400
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	3,420,000	3,915,900
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	170,000	188,913
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	440,000	497,750
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	420,000	466,200	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	760,000	813,200
QEP Resources Inc., Senior Notes	5.250%	5/1/23	490,000	516,950
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	370,000	358,900
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	4,415,000	4,525,375

See Notes to Financial Statements.

Western Asset High Income Fund 2013 Semi-Annual Report	11

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Range Resources Corp., Senior Notes	5.000%	8/15/22	600,000	$633,000
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	390,000	419,250
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	130,000	141,375
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	350,000	384,125
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	290,000	308,850
Samson Investment Co., Senior Notes	9.750%	2/15/20	5,020,000	5,365,125	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	500,000	532,500
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,220,000	1,293,200	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	740,000	745,550	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,120,000	1,232,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.250%	5/1/23	530,000	553,850	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,110,000	2,289,350
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.875%	10/1/20	680,000	714,000	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,400,000	1,476,000	(a)
Total Oil, Gas & Consumable Fuels				108,262,426
Total Energy				127,931,339
Financials — 10.3%
Capital Markets — 1.1%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	3,450,000	3,906,794
Onex USI Acquisition Corp., Senior Notes	7.750%	1/15/21	1,710,000	1,684,350	(a)
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	2,070,000	2,278,300
Total Capital Markets				7,869,444
Commercial Banks — 3.6%
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,170,000	1,311,855	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,800,000	2,447,811	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	950,000	981,061
CIT Group Inc., Senior Notes	4.250%	8/15/17	1,320,000	1,372,800
CIT Group Inc., Senior Notes	5.500%	2/15/19	770,000	827,750	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	1,140,000	1,242,600
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	730,000	800,263	(a)(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,840,000	1,866,325	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	2,040,000	2,145,058	(a)(h)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	2,020,000	2,723,364	(a)(f)(h)

See Notes to Financial Statements.

12	Western Asset High Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,090,000		$1,160,850	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	390,000		402,715
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	720,000		766,922	(f)(h)
Santander Issuances SAU, Notes	5.911%	6/20/16	1,500,000		1,549,528	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	3/18/13	6,000,000		6,007,500	(f)(h)
Total Commercial Banks					25,606,402
Consumer Finance — 1.0%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	290,000		323,713
Ally Financial Inc., Senior Notes	4.625%	6/26/15	1,200,000		1,260,886
Ally Financial Inc., Senior Notes	5.500%	2/15/17	530,000		572,369
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,830,000		2,253,187
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,090,000		1,314,812
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	790,000	EUR	1,174,834
Total Consumer Finance					6,899,801
Diversified Financial Services — 4.2%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,244,000		2,462,790
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	670,000		746,849
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	6,000,000		6,908,106	(f)(h)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,650,000		1,695,375
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	3,030,000		3,454,200
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	245,000		289,712
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	880,000		1,063,700
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	5,000,000		6,137,500
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,730,000		1,894,350	(a)
TransUnion Holding Co. Inc., Senior Notes	8.125%	6/15/18	1,120,000		1,178,800	(a)(e)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,330,000		1,426,425
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,920,000		2,064,000	(a)(f)
Total Diversified Financial Services					29,321,807
Insurance — 0.3%
A-S Co-Issuer Subsidiary Inc./A-S Merger Subsidiary LLC, Senior Notes	7.875%	12/15/20	850,000		852,125	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	3/31/13	420,000		401,100	(f)(h)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	830,000		946,200	(a)
Total Insurance					2,199,425

See Notes to Financial Statements.

Western Asset High Income Fund 2013 Semi-Annual Report	13

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Investment Trusts (REITs) — 0.1%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	700,000	$745,500
Total Financials				72,642,379
Health Care — 3.4%
Health Care Equipment & Supplies — 0.1%
Hologic Inc., Senior Notes	6.250%	8/1/20	720,000	777,600	(a)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	140,000	131,250
Total Health Care Equipment & Supplies				908,850
Health Care Providers & Services — 3.0%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,210,000	1,518,550
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,210,000	1,285,625
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	940,000	1,036,350
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	480,000	519,000
CHS/Community Health Systems Inc., Senior Secured Notes	5.125%	8/15/18	940,000	991,700
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,600,000	3,609,000
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,080,000	1,158,300	(a)
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	220,000	213,400
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	860,000	927,725
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	810,000	888,975	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	525,000	593,250	(a)
HCA Inc., Notes	7.690%	6/15/25	573,000	604,515
HCA Inc., Senior Secured Notes	7.875%	2/15/20	2,105,000	2,339,181
HCA Inc., Senior Secured Notes	7.250%	9/15/20	620,000	689,750
HCA Inc., Senior Secured Notes	5.875%	3/15/22	1,200,000	1,308,000
INC Research LLC, Senior Notes	11.500%	7/15/19	650,000	689,000	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	400,000	385,000	(a)
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	840,000	915,600
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	1,280,000	1,409,600
US Oncology Inc. Escrow	—	—	1,045,000	26,125	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	255,000	271,575
Total Health Care Providers & Services				21,380,221
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	1,320,000	1,366,200	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	650,000	677,625	(a)
Total Pharmaceuticals				2,043,825
Total Health Care				24,332,896

See Notes to Financial Statements.

14	Western Asset High Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 12.2%
Aerospace & Defense — 1.6%
DigitalGlobe Inc., Senior Notes	5.250%	2/1/21	1,000,000	$1,001,250	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,480,000	1,631,700
GenCorp Inc., Secured Notes	7.125%	3/15/21	990,000	1,029,600	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	4,030,000	4,443,075
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,965,000	3,217,025	(a)
Total Aerospace & Defense				11,322,650
Airlines — 1.0%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	671,822	703,734	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	133,627	142,152
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	68,885	76,807
Continental Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	443,432	470,038
Continental Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	250,000	261,250
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.903%	4/19/22	75,521	80,996
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	950,000	945,250	(a)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	877,428	899,364
Continental Airlines Inc., Pass-Through Trust, Secured Notes	6.250%	4/11/20	470,000	500,550
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	90,000	94,950	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	743,000	767,147	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	160,142	166,548
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	560,659	634,274
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,155,117	1,264,853
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	328,849	368,311
Total Airlines				7,376,224
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	1,957,600	2,192,512	(a)(c)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	460,000	472,650	(a)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	220,000	238,700	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,330,000	1,469,650	(a)

See Notes to Financial Statements.

Western Asset High Income Fund 2013 Semi-Annual Report	15

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — continued
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	160,000	$175,200	(a)
Total Building Products				4,548,712
Commercial Services & Supplies — 2.7%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,735,000	2,119,625	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	3,440,000	3,422,800
JM Huber Corp., Senior Notes	9.875%	11/1/19	770,000	866,250	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	3,380,000	3,557,450
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	150,000	171,375
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	3,120,000	3,369,600	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,130,000	1,220,400	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	3,584,000	4,014,080
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	250,000	276,875
Total Commercial Services & Supplies				19,018,455
Construction & Engineering — 0.5%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	2,020,000	2,030,100	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,340,000	1,346,725	(b)(c)
Total Construction & Engineering				3,376,825
Electrical Equipment — 0.9%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	1,700,000	1,674,500	(a)
Belden Inc., Senior Subordinated Notes	5.500%	9/1/22	1,540,000	1,593,900	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,370,000	1,411,100	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,510,000	1,593,050	(a)
Total Electrical Equipment				6,272,550
Machinery — 1.2%
Cleaver-Brooks Inc., Senior Secured Notes	8.750%	12/15/19	590,000	633,512	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,530,000	3,627,075	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,160,000	1,273,100	(a)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	980,000	1,031,450	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	1,660,000	1,784,500	(a)
Total Machinery				8,349,637
Marine — 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,287,715	1,171,821

See Notes to Financial Statements.

16	Western Asset High Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Marine — continued
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,239,000	$1,239,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,290,000	2,181,225
Total Marine				4,592,046
Road & Rail — 1.2%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,682,358	3,802,035	(e)
HDTFS Inc., Senior Notes	6.250%	10/15/22	900,000	981,000	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,240,000	2,424,800	(a)
Kansas City Southern de Mexico SA de CV, Senior Notes	8.000%	2/1/18	880,000	972,400
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	410,000	453,050
Total Road & Rail				8,633,285
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	910,000	991,900	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	2,350,000	2,579,125	(a)
Total Trading Companies & Distributors				3,571,025
Transportation — 1.2%
CMA CGM, Senior Notes	8.500%	4/15/17	2,720,000	2,380,000	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,910,000	1,981,625	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,190,000	3,365,450	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	830,000	875,650	(a)
Total Transportation				8,602,725
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	770,000	820,050	(a)
Total Industrials				86,484,184
Information Technology — 2.1%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	1,480,000	1,587,300	(a)
Electronic Equipment, Instruments & Components — 0.3%
NXP BV/NXP Funding LLC, Senior Notes	5.750%	2/15/21	1,430,000	1,430,000	(a)
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	400,000	462,000	(a)
Total Electronic Equipment, Instruments & Components				1,892,000
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	960,000	1,075,200

See Notes to Financial Statements.

Western Asset High Income Fund 2013 Semi-Annual Report	17

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
IT Services — 0.6%
First Data Corp., Secured Notes	8.250%	1/15/21	1,500,000		$1,552,500	(a)
First Data Corp., Senior Notes	9.875%	9/24/15	470,000		484,100
First Data Corp., Senior Notes	10.550%	9/24/15	479,768		495,660
First Data Corp., Senior Secured Notes	6.750%	11/1/20	1,810,000		1,868,825	(a)
Total IT Services					4,401,085
Semiconductors & Semiconductor Equipment — 0.0%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	340,000		285,600	(a)
Software — 0.8%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,630,000		1,666,675	(a)
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	730,000		649,700	(a)
Nuance Communications Inc., Senior Notes	5.375%	8/15/20	3,500,000		3,622,500	(a)
Total Software					5,938,875
Total Information Technology					15,180,060
Materials — 11.3%
Chemicals — 2.2%
Axiall Corp., Senior Notes	4.875%	5/15/23	1,190,000		1,203,387	(a)
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	800,000		808,000	(a)
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	870,000		861,300	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,280,169	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	600,000	EUR	920,752	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	460,000	EUR	705,910	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	835,000		924,763
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	4,740,000		5,593,200
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	680,000		724,200	(a)
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., Senior Secured Notes	8.750%	2/1/19	1,040,000		1,032,200	(a)
US Coatings Acquisition Inc./Flash Dutch 2 BV, Senior Notes	7.375%	5/1/21	1,110,000		1,147,462	(a)
Total Chemicals					15,201,343
Containers & Packaging — 2.9%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	4,320,000		4,762,800	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	600,000	EUR	875,782	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	550,000		603,625	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.875%	11/15/22	570,000		568,575	(a)

See Notes to Financial Statements.

18	Western Asset High Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	1,300,000	EUR	$1,822,508	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	2,085,000		2,204,887	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	200,000		190,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	2,120,000		2,247,200
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,410,000		1,543,950
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	2,960,000		3,034,000
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,630,000		2,735,200	(a)
Total Containers & Packaging					20,588,527
Metals & Mining — 4.6%
ArcelorMittal, Senior Notes	5.000%	2/25/17	1,170,000		1,198,972
ArcelorMittal, Senior Notes	6.000%	3/1/21	2,550,000		2,684,688
Coeur d’Alene Mines Corp., Senior Notes	7.875%	2/1/21	2,410,000		2,476,275	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	150,000		154,875	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	560,000		578,200	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	2,050,000		2,134,562	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,810,000		3,027,775	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	2,210,000		2,221,050	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,480,000		2,262,000	(a)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	870,000		830,850	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,930,000		1,939,650	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,060,000		1,152,750	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,730,000		1,825,150	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,820,000		1,963,325	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	710,000		770,350	(a)
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	2,975,000		3,227,875	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	800,000		834,000	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	2,030,000		2,045,225
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,360,000		1,502,800
Total Metals & Mining					32,830,372
Paper & Forest Products — 1.6%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	2,070,000		2,189,025	(a)

See Notes to Financial Statements.

Western Asset High Income Fund 2013 Semi-Annual Report	19

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,593,000	$2,819,888
Boise Cascade LLC/Boise Cascade Finance Corp., Senior Notes	6.375%	11/1/20	630,000	659,925	(a)
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	900,000	897,750	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	8.375%	6/15/19	2,220,000	2,516,925	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	620,000	654,100	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,170,000	1,240,200
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	499,000	361,775
Total Paper & Forest Products				11,339,588
Total Materials				79,959,830
Telecommunication Services — 7.0%
Diversified Telecommunication Services — 3.9%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,970,000	2,191,625	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	550,000	594,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	940,000	1,012,850
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,620,000	2,816,500	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	500,000	536,875
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	840,000	891,450
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,680,000	3,011,650
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,400,000	1,477,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	5.500%	1/15/23	850,000	871,250	(a)
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	230,000	251,275	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,510,000	1,627,025
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	690,000	745,200	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	6,077,150	6,441,779	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	3,060,000	3,289,500
Windstream Corp., Senior Notes	6.375%	8/1/23	1,660,000	1,672,450	(a)
Total Diversified Telecommunication Services				27,430,429
Wireless Telecommunication Services — 3.1%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	2,600,000	2,827,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,940,000	3,483,900
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	3,090,000	3,831,600	(a)
Sprint Nextel Corp., Senior Notes	7.000%	8/15/20	11,000,000	11,962,500
Total Wireless Telecommunication Services				22,105,500
Total Telecommunication Services				49,535,929

See Notes to Financial Statements.

20	Western Asset High Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 5.5%
Electric Utilities — 2.1%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	1,270,534	$1,658,048
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,090,000	2,330,350
Electricite de France S.A., Subordinated Notes	5.250%	1/29/23	1,760,000	1,725,610	(a)(f)(h)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	1,543,814	1,702,055
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	5,605,000	6,081,425
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,175,317	1,163,564	(g)
Total Electric Utilities				14,661,052
Gas Utilities — 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	40,000	56,933
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,270,000	1,381,125
Total Gas Utilities				1,438,058
Independent Power Producers & Energy Traders — 3.2%
AES Corp., Senior Notes	7.750%	10/15/15	350,000	392,875
AES Corp., Senior Notes	9.750%	4/15/16	1,265,000	1,511,675
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,070,000	1,144,900
Calpine Corp.	7.250%	10/15/17	2,745,000	2,923,425	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,030,000	18,025	(b)(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	3,710,000	4,243,313	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	310,000	333,250	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,460,000	2,835,150
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,810,000	1,918,600	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,230,000	3,520,700	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	1,336,331	1,496,690
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,153,191	2,438,488
Total Independent Power Producers & Energy Traders				22,777,091
Total Utilities				38,876,201
Total Corporate Bonds & Notes (Cost — $603,981,079)				627,772,631
Collateralized Senior Loans — 3.2%
Consumer Discretionary — 0.7%
Hotels, Restaurants & Leisure — 0.6%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	18,265	19,087	(i)
Equinox Fitness Clubs, Second Lien Term Loan	—	5/16/20	1,670,000	1,703,400	(j)

See Notes to Financial Statements.

Western Asset High Income Fund 2013 Semi-Annual Report	21

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,700,000	$2,909,250	(i)
Total Hotels, Restaurants & Leisure				4,631,737
Specialty Retail — 0.1%
Gymboree Corp., Term Loan	—	2/23/18	810,000	790,256	(j)
Total Consumer Discretionary				5,421,993
Consumer Staples — 0.7%
Food Products — 0.7%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	690,000	710,700	(i)
CPM Acquisition Corp., 2nd Lien Term Loan	10.250%	2/28/18	4,000,000	4,050,000	(i)
Total Consumer Staples				4,760,700
Energy — 0.4%
Energy Equipment & Services — 0.2%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	1,660,000	1,454,806	(i)
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	1,300,000	1,335,750	(i)
Total Energy				2,790,556
Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., Term Loan B1	5.750%	8/17/18	582,647	592,115	(i)
Industrials — 0.4%
Machinery — 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	2,220,000	2,272,725	(i)
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	220,794	219,690	(c)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	388,745	388,745	(c)(j)
Total Marine				608,435
Total Industrials				2,881,160
Information Technology — 0.2%
IT Services — 0.2%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	1,620,000	1,656,450	(i)
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien New Term Loan	9.750%	4/30/20	1,300,000	1,323,833	(i)
Telecommunication Services — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	1,840,432	1,886,443	(i)

See Notes to Financial Statements.

22	Western Asset High Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.708-4.810%	10/10/17	1,798,436		$1,187,811	(i)
Total Collateralized Senior Loans (Cost — $21,980,207)					22,501,061
Sovereign Bonds — 0.5%
Mexico — 0.5%
Mexican Bonos, Bonds (Cost — $3,403,209)	6.500%	6/9/22	40,790,000	MXN	3,569,380
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Bonds (Cost — $663,037)	3.000%	5/15/42	640,000		622,500

			Shares
Common Stocks — 3.7%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			83,175		166,350	*(b)(c)
Media — 0.4%
Charter Communications Inc., Class A Shares			35,426		2,762,165	*
Total Consumer Discretionary					2,928,515
Energy — 0.6%
Energy Equipment & Services — 0.6%
KCAD Holdings I Ltd.			282,728,964		3,993,547	(b)(c)
Financials — 2.2%
Diversified Financial Services — 1.2%
Citigroup Inc.			212,184		8,945,678
Real Estate Management & Development — 1.0%
Realogy Holdings Corp.			161,869		7,056,873	*(b)(c)
Total Financials					16,002,551
Industrials — 0.5%
Building Products — 0.0%
Nortek Inc.			777		56,060	*
Marine — 0.5%
DeepOcean Group Holding AS			104,107		2,258,197	(b)(c)
Horizon Lines Inc., Class A Shares			701,276		1,044,901	*
Total Marine					3,303,098
Total Industrials					3,359,158

See Notes to Financial Statements.

Western Asset High Income Fund 2013 Semi-Annual Report	23

Western Asset High Income Fund

Security			Shares	Value
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			1,571	$1	*(c)
Total Common Stocks (Cost — $20,148,053)				26,283,772
	Rate
Preferred Stocks — 1.5%
Financials — 1.3%
Capital Markets — 0.1%
Goldman Sachs Group Inc.	5.950%		31,284	772,715
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		242,042	6,455,260	(f)
Diversified Financial Services — 0.3%
Citigroup Capital XIII	7.875%		79,050	2,202,333	(f)
Total Financials				9,430,308
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		4,213	473,962	(b)
Materials — 0.1%
Metals & Mining — 0.1%
ArcelorMittal	6.000%		13,800	359,663	*
Total Preferred Stocks (Cost — $9,495,488)				10,263,933

		Expiration Date	Notional Amount†
Purchased Options — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Put @ $99.00		2/20/13	30,600,000	25,433
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.19 Index, Put @ $100.00		3/20/13	13,260,000	75,639
Total Purchased Options (Cost — $480,012)				101,072

			Warrants
Warrants — 0.1%
Charter Communications Inc.		11/30/14	3,790	115,595	*
Jack Cooper Holdings Corp.		12/15/17	2,140	267,500	*
Jack Cooper Holdings Corp.		5/6/18	945	118,125	*
SemGroup Corp.		11/30/14	12,719	235,301	*(b)(c)
Total Warrants (Cost — $59,245)				736,521
Total Investments before Short-Term Investments (Cost — $660,210,330)				691,850,870

See Notes to Financial Statements.

24	Western Asset High Income Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Western Asset High Income Fund

	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 1.1%
Repurchase Agreements — 1.1%
Barclays Capital Inc. tri-party repurchase agreement dated 1/31/13; Proceeds at maturity — $8,000,018; (Fully collateralized by U.S. government obligations, 0.375% due 4/15/15; Market value — $8,159,455) (Cost — $8,000,000)	0.080%	2/1/13	8,000,000	$8,000,000
Total Investments — 98.9% (Cost — $668,210,330#)				699,850,870
Other Assets in Excess of Liabilities — 1.1%				7,649,689
Total Net Assets — 100.0%				$707,500,559

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Illiquid security.

(d)	Value is less than $1.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of January 31, 2013.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of January 31, 2013.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
EUR	— Euro
MXN	— Mexican Peso

Schedule of Written Options
Security	Expiration Date	Strike Price	Notional Amount	Value
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Call	2/20/13	$102.50	15,300,000	$64,050
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.19 Index, Put	2/20/13	96.00	30,600,000	9,033
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.19 Index, Put	3/20/13	96.50	26,520,000	48,095
Total Written Options (Premiums received — $387,192)				$121,178

See Notes to Financial Statements.

Western Asset High Income Fund 2013 Semi-Annual Report	25

Statement of assets and liabilities (unaudited)

January 31, 2013

Assets:
Investments, at value (Cost — $668,210,330)	$699,850,870
Foreign currency, at value (Cost — $1,732,236)	1,752,254
Cash	4,994,967
Interest and dividends receivable	12,610,582
Receivable for securities sold	11,026,553
Receivable for Fund shares sold	1,460,246
Deposits with brokers for swap contracts	860,000
Principal paydown receivable	35,027
Deposits with brokers for open futures contracts	33,603
Prepaid expenses	58,462
Total Assets	732,682,564

Liabilities:
Payable for securities purchased	20,567,326
Payable for Fund shares repurchased	2,174,397
Swaps, at value (premiums paid — $431,719)	749,401
Investment management fee payable	356,735
Distributions payable	282,643
Unrealized depreciation on forward foreign currency contracts	276,599
Service and/or distribution fees payable	210,049
Written options, at value (premiums received — $387,192)	121,178
Payable for open swap contracts	116,200
Trustees’ fees payable	8,235
Payable to broker — variation margin on open futures contracts	4,875
Accrued expenses	314,367
Total Liabilities	25,182,005
Total Net Assets	$707,500,559

Net Assets:
Par value (Note 7)	$1,109
Paid-in capital in excess of par value	791,900,073
Overdistributed net investment income	(704,355)
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(114,193,057)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	30,496,789
Total Net Assets	$707,500,559

See Notes to Financial Statements.

26	Western Asset High Income Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited) (cont’d)

January 31, 2013

Shares Outstanding:
Class A	79,933,243
Class B	1,938,480
Class C	455,889
Class C1♦	24,540,129
Class I	4,077,945

Net Asset Value:
Class A (and redemption price)	$6.37
Class B*	$6.31
Class C*	$6.37
Class C1♦*	$6.40
Class I (and redemption price)	$6.39
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)†	$6.65

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Redemption price per share is NAV of Class B, C and C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

†	Effective February 15, 2013, Class A shares maximum initial sales changed to 2.25%.

See Notes to Financial Statements.

Western Asset High Income Fund 2013 Semi-Annual Report	27

Statement of operations (unaudited)

For the Six Months Ended January 31, 2013

Investment Income:
Interest	$24,853,522
Dividends	633,188
Total Investment Income	25,486,710

Expenses:
Investment management fee (Note 2)	2,064,441
Service and/or distribution fees (Notes 2 and 5)	1,224,072
Transfer agent fees (Note 5)	276,077
Registration fees	46,012
Legal fees	35,675
Fund accounting fees	26,982
Audit and tax	23,414
Shareholder reports	22,088
Insurance	5,835
Trustees’ fees	4,603
Custody fees	2,068
Miscellaneous expenses	2,972
Total Expenses	3,734,239
Net Investment Income	21,752,471

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	9,226,099
Written options	510,454
Swap contracts	(572,654)
Foreign currency transactions	99,197
Net Realized Gain	9,263,096
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	30,464,252
Futures contracts	19,461
Written options	(58,188)
Swap contracts	(1,097,454)
Foreign currencies	(426,132)
Change in Net Unrealized Appreciation (Depreciation)	28,901,939
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	38,165,035
Increase in Net Assets from Operations	$59,917,506

See Notes to Financial Statements.

28	Western Asset High Income Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended January 31, 2013 (unaudited) and the Year Ended July 31, 2012	2013	2012

Operations:
Net investment income	$21,752,471	$33,297,759
Net realized gain	9,263,096	2,258,045
Change in net unrealized appreciation (depreciation)	28,901,939	(9,871,874)
Increase in Net Assets From Operations	59,917,506	25,683,930

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(22,673,878)	(35,115,619)
Decrease in Net Assets From Distributions to Shareholders	(22,673,878)	(35,115,619)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	229,579,600	208,131,553
Reinvestment of distributions	20,964,824	32,177,055
Cost of shares repurchased	(104,805,874)	(174,441,746)
Increase in Net Assets From Fund Share Transactions	145,738,550	65,866,862
Increase in Net Assets	182,982,178	56,435,173

Net Assets:
Beginning of period	524,518,381	468,083,208
End of period*	$707,500,559	$524,518,381
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(704,355)	$217,052

See Notes to Financial Statements.

Western Asset High Income Fund 2013 Semi-Annual Report	29

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$6.03	$6.17	$5.86	$5.12	$5.87	$6.56

Income (loss) from operations:
Net investment income	0.20	0.42	0.46	0.52	0.58	0.56
Net realized and unrealized gain (loss)	0.35	(0.12)	0.33	0.75	(0.77)	(0.68)
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—	—
Total income (loss) from operations	0.55	0.30	0.79	1.28	(0.19)	(0.12)

Less distributions from:
Net investment income	(0.21)	(0.44)	(0.48)	(0.54)	(0.56)	(0.57)
Total distributions	(0.21)	(0.44)	(0.48)	(0.54)	(0.56)	(0.57)

Net asset value, end of period	$6.37	$6.03	$6.17	$5.86	$5.12	$5.87
Total return[3]	9.24%	5.35%	13.95%	25.84%[4]	(1.10)%	(2.10)%

Net assets, end of period (millions)	$510	$327	$261	$273	$209	$230

Ratios to average net assets:
Gross expenses	0.97%[5]	1.03%	1.00%	0.99%	1.07%	0.93%
Net expenses[6]	0.97 [5,7]	1.03	1.00	0.99	1.07	0.93
Net investment income	6.44 [5]	7.23	7.53	9.31	12.69	8.78

Portfolio turnover rate	35%	78%	90%	99%	51%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2013 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.63%. Class A received $468,885 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

30	Western Asset High Income Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$5.97	$6.27	$5.96	$5.14	$5.89	$6.59

Income (loss) from operations:
Net investment income	0.18	0.39	0.44	0.50	0.56	0.52
Net realized and unrealized gain (loss)	0.35	(0.15)	0.34	0.75	(0.77)	(0.69)
Proceeds from settlement of a regulatory matter	—	—	—	0.08	—	—
Total income (loss) from operations	0.53	0.24	0.78	1.33	(0.21)	(0.17)

Less distributions from:
Net investment income	(0.19)	(0.54)	(0.47)	(0.51)	(0.54)	(0.53)
Total distributions	(0.19)	(0.54)	(0.47)	(0.51)	(0.54)	(0.53)

Net asset value, end of period	$6.31	$5.97	$6.27	$5.96	$5.14	$5.89
Total return[3]	8.99%	4.48%	13.37%	26.83%[4]	(1.63)%	(2.77)%

Net assets, end of period (millions)	$12	$14	$24	$39	$45	$76

Ratios to average net assets:
Gross expenses	1.54%[5]	1.67%	1.55%	1.51%	1.55%	1.50%
Net expenses[6]	1.54 [5]	1.67	1.55	1.51	1.55	1.50
Net investment income	5.85 [5]	6.64	7.00	8.89	12.11	8.20

Portfolio turnover rate	35%	78%	90%	99%	51%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.14%. Class B received $556,573 related to this distribution

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset High Income Fund 2013 Semi-Annual Report	31

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2013[2]

Net asset value, beginning of period	$ 6.03

Income from operations:
Net investment income	0.18
Net realized and unrealized gain	0.34
Total income from operations	0.52

Less distributions from:
Net investment income	(0.18)
Total distributions	(0.18)

Net asset value, end of period	$6.37
Total return[3]	8.82%

Net assets, end of period (000s)	$2,903

Ratios to average net assets:
Gross expenses[4]	1.74%
Net expenses[4,5,6]	1.74
Net investment income[4]	5.78

Portfolio turnover rate	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to January 31, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

32	Western Asset High Income Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C1♦ Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$6.06	$6.20	$5.89	$5.15	$5.90	$6.59

Income (loss) from operations:
Net investment income	0.19	0.40	0.43	0.50	0.56	0.53
Net realized and unrealized gain (loss)	0.35	(0.12)	0.33	0.74	(0.76)	(0.68)
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—	—
Total income (loss) from operations	0.54	0.28	0.76	1.25	(0.20)	(0.15)

Less distributions from:
Net investment income	(0.20)	(0.42)	(0.45)	(0.51)	(0.55)	(0.54)
Total distributions	(0.20)	(0.42)	(0.45)	(0.51)	(0.55)	(0.54)

Net asset value, end of period	$6.40	$6.06	$6.20	$5.89	$5.15	$5.90
Total return[3]	8.96%	4.91%	13.30%	25.19%[4]	(1.48)%	(2.48)%

Net assets, end of period (millions)	$157	$159	$166	$162	$147	$189

Ratios to average net assets:
Gross expenses	1.44%[5]	1.47%	1.45%	1.44%	1.51%	1.40%
Net expenses[6]	1.44 [5]	1.47	1.45	1.44	1.49 [7,8]	1.38 [7,8]
Net investment income	5.96 [5]	6.81	7.08	8.89	12.23	8.33

Portfolio turnover rate	35%	78%	90%	99%	51%	51%

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 24.98%. Class C received $162,810 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets for Class C shares did not exceed 1.38%.

See Notes to Financial Statements.

Western Asset High Income Fund 2013 Semi-Annual Report	33

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$6.05	$6.20	$5.88	$5.14	$5.89	$6.59

Income (loss) from operations:
Net investment income	0.21	0.44	0.47	0.53	0.60	0.58
Net realized and unrealized gain (loss)	0.35	(0.13)	0.34	0.76	(0.77)	(0.69)
Total income (loss) from operations	0.56	0.31	0.81	1.29	(0.17)	(0.11)

Less distributions from:
Net investment income	(0.22)	(0.46)	(0.49)	(0.55)	(0.58)	(0.59)
Total distributions	(0.22)	(0.46)	(0.49)	(0.55)	(0.58)	(0.59)

Net asset value, end of period	$6.39	$6.05	$6.20	$5.88	$5.14	$5.89
Total return[3]	9.34%	5.48%	14.16%	26.00%	(0.71)%	(1.93)%

Net assets, end of period (millions)	$26	$25	$17	$12	$7	$8

Ratios to average net assets:
Gross expenses	0.77%[4]	0.75%	0.81%	0.93%	0.74%	0.65%
Net expenses[5]	0.77 [4,6]	0.75 [6]	0.81 [6]	0.79 [6,7]	0.74	0.65
Net investment income	6.64 [4]	7.51	7.72	9.48	13.00	9.12

Portfolio turnover rate	35%	78%	90%	99%	51%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Western Asset High Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and

Western Asset High Income Fund 2013 Semi-Annual Report	35

reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

36	Western Asset High Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$622,803,055	$4,969,576	$627,772,631
Collateralized senior loans	—	22,501,061	—	22,501,061
Sovereign bonds	—	3,569,380	—	3,569,380
U.S. government & agency obligations	—	622,500	—	622,500
Common stocks	$12,808,805	—	13,474,967	26,283,772
Preferred stocks	9,789,971	473,962	—	10,263,933
Purchased options	—	101,072	—	101,072
Warrants	—	736,521	—	736,521
Total investments	$22,598,776	$650,807,551	$18,444,543	$691,850,870
Short-term investments†	—	8,000,000	—	8,000,000
Total investments	$22,598,776	$658,807,551	$18,444,543	$699,850,870
Other financial instruments:
Futures contracts	$19,461	—	—	$19,461
Total	$22,618,237	$658,807,551	$18,444,543	$699,870,331

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$121,178	—	$121,178
Forward foreign currency contracts	—	276,599	—	276,599
Credit default swaps on credit indices — buy protection‡	—	749,401	—	749,401
Total	—	$1,147,178	—	$1,147,178

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Western Asset High Income Fund 2013 Semi-Annual Report	37

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Common Stocks	Warrants	Total
Balance as of July 31, 2012	$3,317,964	$2,813,824	$18,475	$6,150,263
Accrued premiums/discounts	16,247	—	—	16,247
Realized gain (loss)[1]	(208,188)	—	—	(208,188)
Change in unrealized appreciation (depreciation)[2]	456,346	4,032,483	28,585	4,517,414
Purchases	1,579,649	4,370,463	—	5,950,112
Sales	(210,467)	—	(47,060)	(257,527)
Transfers into Level 3[3]	18,025	2,258,197	—	2,276,222
Transfers out of Level 3	—	—	—	—
Balance as of January 31, 2013	$4,969,576	$13,474,967	—	$18,444,543
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2013[2]	$307,923	$4,032,483	—	$4,340,406

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at January 31, 2013 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Weighted Average	Impact to Valuation from an Increase in Input*
Equity securities	$7,057	Market approach	Liquidity discount	2.6%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal

38	Western Asset High Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Western Asset High Income Fund 2013 Semi-Annual Report	39

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2013, the Fund had no credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended January 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer)

40	Western Asset High Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Western Asset High Income Fund 2013 Semi-Annual Report	41

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising

42	Western Asset High Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and

Western Asset High Income Fund 2013 Semi-Annual Report	43

principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2013, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $1,147,178. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $860,000 which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

44	Western Asset High Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% of the net assets managed by Western Asset Limited.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and

Western Asset High Income Fund 2013 Semi-Annual Report	45

acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.05%, 1.80% and 0.90%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Effective February 15, 2013, the maximum initial sales charge for Class A shares changed to 2.25% for purchases on or after that date. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares (new Class C shares are available for purchase effective August 1, 2012) and Class C1 shares (formerly Class C shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Effective February 15, 2013, there is no initial sales charge on purchases of $500,000 or more for Class A shares. However, if these Class A shares are redeemed within 18 months of purchase a CDSC of 0.50% will apply. Shareholders who purchased Class A shares prior to February 15, 2013, remain subject to the sales charge schedule, including any applicable CDSC, in effect at the time of purchase.

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

For the six months ended January 31, 2013, LMIS and its affiliates received sales charges of $41,390 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class B	Class C†	Class C1♦
CDSCs	$7,769	$337	$2,575

†	For the period August 1, 2012 (inception date) through January 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

46	Western Asset High Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2013, the Fund had accrued $7,073 as deferred compensation payable.

All officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended January 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$409,455,160	$670,200
Sales	220,325,589	—

At January 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$45,158,310
Gross unrealized depreciation	(13,517,770)
Net unrealized appreciation	$31,640,540

During the six months ended January 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of July 31, 2012	81,087,000	$468,795
Options written	131,899,200	660,818
Options closed	—	—
Options exercised	(39,936,600)	(231,967)
Options expired	(100,629,600)	(510,454)
Written options, outstanding as of January 31, 2013	(72,420,000)	$387,192

At January 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 30-Year Bonds	12	3/13	$1,741,086	$1,721,625	$19,461

Western Asset High Income Fund 2013 Semi-Annual Report	47

At January 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	1,711,130	$2,323,522	2/15/13	$(129,131)
Euro	Citibank N.A.	1,308,767	1,777,157	2/15/13	(108,794)
Euro	Citibank N.A.	650,000	882,627	2/15/13	(38,674)
Net unrealized loss on open forward foreign currency contracts					$(276,599)

At January 31, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas (Markit CDX.NA.HY.17 Index)	$3,072,000	12/20/16	5.000% quarterly	$(134,908)	$70,756	$(205,664)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,824,000	12/20/16	5.000% quarterly	(80,102)	43,838	(123,940)
BNP Paribas (Markit CDX.NA.HY.18 Index)	3,465,000	6/20/17	5.000% quarterly	(119,102)	137,500	(256,602)
BNP Paribas (Markit CDX.NA.HY.18 Index)	7,543,800	6/20/17	5.000% quarterly	(259,302)	90,700	(350,002)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	3,552,000	12/20/16	5.000% quarterly	(155,987)	88,925	(244,912)
Total	$19,456,800			$(749,401)	$431,719	$(1,181,120)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

48	Western Asset High Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	—	$101,072	$101,072
Futures contracts	$19,461	—	19,461
Total	$19,461	$101,072	$120,533

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$121,178	$121,178
Swap contracts[3]	—	749,401	749,401
Forward foreign currency contracts	$276,599	—	276,599
Total	$276,599	$870,579	$1,147,178

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(1,036,783)	$(1,036,783)
Written options	—	510,454	510,454
Swap contracts	—	(572,654)	(572,654)
Forward foreign currency contracts	$64,738	—	64,738
Total	$64,738	$(1,098,983)	$(1,034,245)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

Western Asset High Income Fund 2013 Semi-Annual Report	49

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$137,990	$137,990
Written options	—	—	(58,188)	(58,188)
Futures contracts	$19,461	—	—	19,461
Swap contracts	—	—	(1,097,454)	(1,097,454)
Forward foreign currency contracts	—	$(455,876)	—	(455,876)
Total	$19,461	$(455,876)	$(1,017,652)	$(1,454,067)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended January 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$192,691
Written options	242,946
Forward foreign currency contracts (to buy)†	74,052
Forward foreign currency contracts (to sell)	4,189,303
Futures contracts (to sell)	245,946

Average Notional Balance
Credit default swap contracts (to buy protection)	$30,683,400
Credit default swap contracts (to sell protection)†	14,142,857

†	At January 31, 2013, there were no open positions held in this derivative.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class C1♦ shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class C1♦ shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$609,383	$178,218
Class B	49,060	9,146
Class C†	8,104	676
Class C1♦	557,525	72,352
Class I	—	15,685
Total	$1,224,072	$276,077

†	For the period August 1, 2012 (inception date) through January 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

50	Western Asset High Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended January 31, 2013	Year Ended July 31, 2012
Net Investment Income:
Class A	$16,345,163	$20,773,185
Class B	400,151	1,680,398
Class C†	49,067	—
Class C1♦	4,959,556	11,059,445
Class I	919,941	1,602,591
Total	$22,673,878	$35,115,619

†	For the period August 1, 2012 (inception date) through January 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

7. Shares of beneficial interest

At January 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	35,890,497	$219,154,361	29,973,036	$175,884,391
Shares issued on reinvestment	2,502,443	15,556,581	3,330,513	19,546,194
Shares repurchased	(12,721,757)	(78,816,989)	(21,314,697)	(125,191,516)
Net increase	25,671,183	$155,893,953	11,988,852	$70,239,069

Class B
Shares sold	78,258	$482,907	127,173	$744,311
Shares issued on reinvestment	58,889	362,448	261,836	1,521,074
Shares repurchased	(503,884)	(3,091,875)	(1,984,691)	(11,622,682)
Net decrease	(366,737)	$(2,246,520)	(1,595,682)	$(9,357,297)

Class C†
Shares sold	464,981	$2,869,789	—	—
Shares issued on reinvestment	6,882	43,048	—	—
Shares repurchased	(15,974)	(99,066)	—	—
Net increase	455,889	$2,813,771	—	—

Class C1♦
Shares sold	341,764	$2,142,416	3,213,156	$18,740,988
Shares issued on reinvestment	744,840	4,650,519	1,772,127	10,439,544
Shares repurchased	(2,754,956)	(17,165,933)	(5,560,497)	(32,663,222)
Net decrease	(1,668,352)	$(10,372,998)	(575,214)	$(3,482,690)

Western Asset High Income Fund 2013 Semi-Annual Report	51

	Six Months Ended January 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount

Class I
Shares sold	793,559	$4,930,127	2,168,556	$12,761,863
Shares issued on reinvestment	56,472	352,228	113,787	670,243
Shares repurchased	(900,597)	(5,632,011)	(840,760)	(4,964,326)
Net increase (decrease)	(50,566)	$(349,656)	1,441,583	$8,467,780

†	For the period August 1, 2012 (inception date) through January 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

8. Capital loss carryforward

As of January 31, 2013, the Fund had a net capital loss carryforward of:

Date of Expiration	Amount
No Expiration	$(3,039,805)	*
7/31/2014	(29,939)
7/31/2016	(6,902,446)
7/31/2017	(29,983,749)
7/31/2018	(64,100,133)
7/31/2019	(17,621,656)
	$(121,677,728)

These amounts will be available to offset any future taxable capital gains.

*	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

52	Western Asset High Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

Western Asset High Income Fund	53

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2012, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset High Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

54	Western Asset High Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high yield funds by

Western Asset High Income Fund	55

Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2012 was below the median and its performance for the 3-, 5- and 10-year periods ended June 30, 2012 was above the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods. The Board also noted the Fund’s improved more recent performance.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as high yield funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and Actual Management Fee was at the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2014.

56	Western Asset High Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant during the past year. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not currently have breakpoints in place, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the other funds with the same Lipper investment classification/objective at all asset levels. The Board also noted that the Fund’s Contractual Management Fee is below the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset

High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2172 3/13 SR13-1882

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken Chief Executive Officer
Legg Mason Partners Income Trust

Date:	March 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken Chief Executive Officer Legg Mason Partners Income Trust

Date:	March 25, 2013

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett Principal Financial Officer Legg Mason Partners Income Trust

Date:	March 25, 2013